COMMITMENTS (Future Minimum Rental Payments for Capital Leases) (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
2013		$ 4,447
2014		4,447
2015		2,965
Total minimum lease payments		11,859
Less: Sales tax amounts		750
Net minimum lease payments		11,109
Less: imputed interest		716
Present value of net minimum lease payments		10,393
Less: current portion	3,167	3,739	0
Capital lease obligation noncurrent portion	$ 5,690	$ 6,654	$ 0